UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2007 (November __, 2007)

TRITON DISTRIBUTION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-51046	84-1039067
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Harbor Drive, Suite 300 Sausalito, California	94965
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 339-4600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Triton Distribution Systems, Inc. (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-KSB entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

During the review of the Company’s filing of the Company’s 10-QSB for the quarter ended September 30, 2007, management, after consultation with the Company’s external auditors, determined that an issuance of 450,132 shares of common stock during the first and second quarters of 2007, was incorrectly recorded as a grant of 450,132 stock options to purchase common stock, should have been reflected in the Company’s financial statements.  This restatement results in an decrease of net losses applicable to common shareholders in the consolidated statement of operations for the quarter ended March 31, 2007, and an increase of net losses applicable to common shareholders in the consolidated statement of operations for the quarter ended June 30, 2007,, with a corresponding  decrease being recorded to additional paid in capital in the consolidated balance sheet as of March 31, 2007 and increase to additional paid in capital in the consolidated balance sheet as of June 30, 2007 .  These changes were reflected in the company’s financial statements contained in Form 10-QSB as of September 30, 2007 filed on November 14, 2007.

Upon further review of the Company’s 10-QSB for the quarter ended September 30, 2007, management, after consultation with the Company’s external auditors, determined that the warrants issued in connection with the $3 million of financing obtained by the company were incorrectly valued.  The Company issued 2,000,000 warrants in connection with the financing on a pro rata basis to the proceeds received. As of June 30, 2007, the company had only received $2,000,000 in proceeds but issued the full 2,000,000 of warrants.  Originally the company valued the warrants at $2,000,000 and recorded a discount to the note payable and an increase to additional paid in capital.  Upon correction, as of June 30, 2007 the warrants were valued at $2,884,381 which was recorded to additional paid in capital.  The discount on note payable was recorded as $1,922,920, and a prepaid asset was recorded  in the amount of $961,460.  In the third quarter of 2007, the company received the remaining $1,000,000 of proceeds and accordingly, removed the prepaid asset of $961,460 and recorded that amount as a discount on note payable.  These changes caused the amortization of the discount to interest expense to increase by $158,513, thus increasing the loss for the three and nine months ended September 30, 2007 by that amount.  These changes were not reflected on the company’s financial statements contained in Form 10-QSB as of September 30, 2007 filed on November 14, 2007

See the changes in the financial statements as reported, and as restated below:

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As Restated

Income Statement	3 Months Ended	3 Months Ended	6 Months Ended	3 Months Ended	9 Months Ended
	March 31, 2007	June 30, 2007	June 30, 2007	September 30, 2007	September 30, 2007

Operating expenses	2,502,084	4,020,411	6,522,495	2,118,748	8,641,243
Operating loss	2,502,084	4,020,411	6,522,495	2,126,462	8,648,957
Net loss	$2,509,674	$4,042,557	$6,552,231	$2,878,175	$9,430,406
Net loss per share	$0.06	$0.09	$0.14	$0.06	$0.20

Balance Sheet	As of		As of		As of
	March 31, 2007		June 30, 2007		September 30, 2007

Prepaid compensation (asset)	706,541		-
Prepaid expenses	13,790		1,004,179		39,850
Additional paid in capital	427,067		3,621,141		3,784,606
Note payable, net	-		77,079		778,242
Common stock	10,408,594		13,430,726		13,611,009

As Reported

Income Statement	3 Months Ended	3 Months Ended	6 Months Ended	3 Months Ended	9 Months Ended
	March 31, 2007	June 30, 2007	June 30, 2007	September 30, 2007	September 30, 2007

Operating expenses	3,006,064	3,186,766	6,192,831	2,126,463	8,641,243
Operating loss	3,006,064	3,186,766	6,192,831	2,126,463	8,641,243
Net loss	$3,013,655	$3,208,910	$6,222,565	$2,719,663	$9,271,893
Net loss per share	$0.07	$0.07	$0.14	$0.06	$0.20

Balance Sheet	As of		As of		As of
	March 31, 2007		June 30, 2007		September 30, 2007

Prepaid compensation (asset)
Prepaid expenses	13,790		42,719		39,850
Additional paid in capital	958,225		4,014,143		2,900,225
Note payable, net	-		-		1,504,110
Common stock	9,674,879		11,823,679		13,611,009

Accordingly, the Company’s financial statements contained in Form 10-QSBs for the quarters ended March 31, 2007 June 30, 2007 and September 30, 2007, and in all filings, reports and press releases relating thereto, should no longer be relied upon and will be restated to properly reflect the foregoing deemed stock issuance.

The Company will be filing amendments to its Form 10-QSBs for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007, in order to complete this restatement process.

Moore Stephens Wurth Frazer and Torbet, LLP advised the Company that internal control deficiencies constitute a material weakness as defined in Statement of Auditing Standards No. 112. Certain of these internal control weaknesses also constitute material weaknesses in our disclosure controls. Management has considered the effects of the financial statement restatements on its evaluation of disclosure controls and procedures and has concluded that weaknesses are present. Our chief executive officer and our chief financial officer concluded that as of the Evaluation Date our disclosure controls and procedures were not effective, and as of the date of the filing of this amended report, our chief executive officer and our chief financial officer concluded that we do not maintain disclosure controls and procedures that are effective in providing reasonable assurance that information required to be disclosed in our reports under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to our management, including our chief executive officer and our chief financial officer, to allow timely decisions regarding required disclosure. Management and the Company’s Board of Directors discussed these matters with the Company’s independent registered public accounting firm, Moore Stephens Wurth Frazer and Torbet, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRITON DISTRIBUTION SYSTEMS, INC.
(Registrant)

Date: December 12, 2007	By:	/s/ Gregory Lykiardopoulos
Gregory Lykiardopoulos, Chief Executive Officer

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